UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 8, 2013

PLUM CREEK TIMBER COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-10239	91-1912863
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Union Street, Suite 3100 Seattle, Washington	98101-1374
(Address of Principal Executive Offices)	(Zip Code)

(206) 467-3600
Registrant's Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations
Item 1.01 Entry Into a Material Definitive Agreement.
(a) On November 8, 2013, Plum Creek Timberlands, L.P. (the “Partnership”), a wholly-owned operating subsidiary of Plum Creek Timber Company, Inc. (the “Company”), entered into a second amendment (the “Amendment”) to its Revolving Credit Agreement dated March 2, 2012, as amended, governing the terms of the Partnership’s $700 million revolving credit facility (the “Revolving Credit Agreement”) with Wells Fargo Bank, National Association, as administrative agent for the lenders party thereto and as a lender, and several other financial institutions party thereto, as lenders. Among other things, the Amendment extends the maturity date of the Revolving Credit Agreement from April 3, 2017 to January 15, 2019. The Amendment, filed as exhibit 10.1 to this Form 8-K, is incorporated into this Item 1.01 by reference.
After giving effect to the Amendment, Wells Fargo Bank, National Association, The Bank of Tokyo-Mitsubishi UFJ, Ltd., The Royal Bank of Scotland plc, JPMorgan Chase Bank, N.A., U.S. Bank National Association, Bank of America, N.A., Cooperative Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, Goldman Sachs Bank USA and The Northern Trust Company are lenders under the Revolving Credit Agreement. Each of the foregoing named financial institutions is an affiliate of another financial institution that has performed, and may perform from time to time in the future, various financial advisory, investment banking or general financing services for the Company and the Partnership.
The foregoing description of the Amendment is a general description only, does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 hereto and incorporated into this report by reference. The Amendment contains representations and warranties that the Partnership made to the several lenders that are party to the Amendment and the Revolving Credit Agreement as of a specific date. The assertions embodied in those representations and warranties were made solely for purposes of the contractual agreements between the parties to the Amendment and the Revolving Credit Agreement and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of the Amendment. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to investors, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. For the foregoing reasons, investors should not rely on the representations and warranties as statements of factual information.

Section 2. Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
(a) The information disclosed in this Current Report under Item 1.01 is incorporated into this Item 2.03 by reference.

Section 9. Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits. The following exhibit is filed with this report:

Exhibit No.	Description

10.1
Second Amendment to Revolving Credit Agreement dated as of November 8, 2013 by and among Plum Creek Timberlands, L.P., Wells Fargo Bank, National Association, as administrative agent for the lenders party thereto and as a lender, and the other lenders party thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By:	/s/ James A. Kraft
James A. Kraft
Senior Vice President, General Counsel and Secretary

DATED: November 12, 2013

PLUM CREEK TIMBER COMPANY, INC.
Exhibit Index

Exhibit No.

10.1
Second Amendment to Revolving Credit Agreement dated as of November 8, 2013 by and among Plum Creek Timberlands, L.P., Wells Fargo Bank, National Association, as administrative agent for the lenders party thereto and as a lender, and the other lenders party thereto.